Exhibit 10.2

GUARANTY AGREEMENT

     This GUARANTY AGREEMENT (this “Guaranty”), dated as of March 14, 2005, is made by SCREW COMPRESSION SYSTEMS, INC. (“Guarantor”), a Texas corporation and a wholly owned subsidiary of Natural Gas Services Group, Inc, for the benefit of WESTERN NATIONAL BANK, a national banking association (“Lender”).

W I T N E S S E T H:

     WHEREAS, Lender and Natural Gas Services Group, Inc. (the “Borrower”), a Colorado corporation, and Screw Compression Systems, Inc., as Guarantor, have entered into that certain Fourth Amended and Restated Loan Agreement, dated as of March 14, 2005 (said Fourth Amended and Restated Loan Agreement, as the same may hereafter be amended, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Borrower has executed (i) that certain Multiple Advance Term Promissory Note of even date therewith in the original principal amount of $10,000,000.00, and (ii) that certain Multiple Advance Term Promissory Note of even date therewith in the original principal amount of $1,500,000.00 (collectively, and together with all renewals, refinancings, modifications, increases and extensions thereof, and all existing Notes (the “Notes”) under which Borrower and Guarantor have become indebted, and may from time to time be further indebted, to Lender with respect to loans (the “Loans”) made by the Lender to the Borrower and Guarantor which are further evidenced, secured or governed by other instruments and security documents executed in connection with the Loans (collectively, the “Security Documents”); and

     WHEREAS, Lender is not willing to make the Loans, or otherwise extend credit, to Borrower unless Guarantor guarantees payment to Lender of the Guaranteed Debt (as herein defined) pursuant to the following terms; and

     WHEREAS, Guarantor will directly benefit from Lender’s making the Loans to Borrower.

     NOW, THEREFORE, as a material inducement to Lender to enter into the Loan Agreement and make Loans to Borrower thereunder, and to extend such additional credit as Lender may from time to time agree to extend thereunder, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE 1

NATURE AND SCOPE OF GUARANTY

     1.1 Definition of Guaranteed Debt. As used herein, the term “Guaranteed Debt” means all of the following:

     (a) all principal, interest, attorneys’ fees, liabilities for costs and expenses and other indebtedness, obligations and liabilities of Borrower to Lender at any time created or arising in connection with the Loans, or any amendment thereto or substitution therefore, including, but not limited to, all indebtedness, obligations and liabilities of Borrower to Lender arising under the Notes, or under any renewals, modifications, increases and extensions of the Notes, or under the Loan Agreement and the Security Documents;

     (b) all liabilities of Borrower for future advances, extensions of credit or other value at any time given or made by Lender to Borrower arising under the Loan Agreement and the Security Documents;

     (c) any and all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender arising under the Loan Agreement and the Security Documents, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness, liabilities, obligations or duties be direct or indirect, related or unrelated, liquidated or unliquidated, primary or secondary, joint, several, or joint and several, or fixed or contingent;

     (d) any and all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness, liabilities, obligations or duties be direct or indirect, related or unrelated, liquidated or unliquidated, primary or secondary, joint, several, or joint and several, or fixed or contingent;

     (e) any and all post-petition interest and expenses (including attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; and

     (f) all costs, expenses and fees, including, but not limited to, court costs and attorneys’ fees arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in items (a) through (e) of this Section 1.1.

     1.2 Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Debt as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that Guarantor is liable for the Guaranteed Debt as a primary obligor.

     1.3 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor’s death (in which event this Guaranty shall be binding upon such Guarantor’s estate and Guarantor’s legal representative and heirs). This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

     1.4 Guaranteed Debt Not Reduced by Offset. The Guaranteed Debt and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or Guarantor’s liability hereunder, to the extent that Lender advances funds pursuant to the Notes and does not receive payments or benefits thereon in the amounts and at the times required or provided in the Notes, Guarantor is absolutely liable to make such payments to (and confer such benefits on) Lender on a timely basis.

     1.5 Payment by Guarantor. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Lender at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

     1.6 No Duty to Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (ii) enforce Lender’s rights against any collateral which shall have been given to secure the Guaranteed Debt, (iii) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty, (iv) exhaust any remedies available to Lender against any collateral which shall have been given to secure the Guaranteed Debt, or (v) resort to any other means of obtaining payment of the Guaranteed Debt. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt.

     1.7 Waivers. Guarantor agrees to the provisions of the Loan Agreement and the Security Documents, and hereby waives (a) all rights of Guarantor under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code; (b) to the extent Guarantor is subject to the Texas Revised Partnership Act (“TRPA”), compliance by Lender with Section 3.05(d) of TRPA and (c) notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Notes, the Loan Agreement or of any other Security Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Agreement, the Security Documents or in connection with the Collateral (as defined in the Loan Agreement or Security Documents), (v) the occurrence of any breach by Borrower or Event of Default (as defined in the Loan Agreement), (vi) Lender’s transfer or disposition of the Guaranteed Debt, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Agreement, the Security Documents, or any other documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

     1.8 Payment of Expenses. If Guarantor breaches or fails to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Lender in the enforcement hereof or the preservation of Lender’s rights hereunder. The covenant contained in this Section 1.8 shall survive the payment of the Guaranteed Debt.

     1.9 Effect of Bankruptcy. If, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

     1.10 Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, from and after the date hereof until payment to Lender in full of the Guaranteed Debt, Guarantor shall not, and shall not attempt to, enforce, collect or exercise any rights Guarantor may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Debt for any payment made by Guarantor under or in connection with this Guaranty or otherwise. After payment to Lender in full of the Guaranteed Debt, Lender shall not contest the subrogation of Guarantor to the rights of Lender under the Security Documents, it being expressly agreed that Guarantor’s rights under such subrogation shall be and remain subordinate and inferior to the rights of Lender under the Security Documents until and unless all amounts due Lender by Borrower under the Security Documents shall be paid in full.

     1.11 Borrower. The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, conversion, consolidation, reorganization, amalgamation, sale, transfer or gift of Borrower or any interest in Borrower.

ARTICLE 2

EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR’S OBLIGATIONS

     Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including, without limitation, rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

     2.1 Modifications. Any renewal, refinancing, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Debt, the Notes, the Loan Agreement, the Security Documents, or any other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Debt or any failure of Lender to notify Guarantor of any such action.

     2.2 Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor.

     2.3 Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, death, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any changes in the owners, shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

     2.4 Invalidity of Guaranteed Debt. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including, without limitation, the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers or representatives executing the Notes, the Loan Agreement or the other Security Documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible or unenforceable, or (vii) the Notes, the Loan Agreement or any of the other Security Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that

Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Debt or any part thereof for any reason.

     2.5 Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Debt, or any part thereof, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Debt, or that Lender will look to other parties to pay or perform the Guaranteed Debt.

     2.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt.

     2.7 Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt.

     2.8 Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including, but not limited to, any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Debt or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Debt.

     2.9 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Debt, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that it is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Debt.

     2.10 Offset. The Notes, the Guaranteed Debt and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise.

     2.11 Merger. The reorganization, conversion, merger, amalgamation or consolidation of Borrower into or with any other corporation or entity.

     2.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

     2.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Agreement, the Security Documents, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof, it being the unambiguous and unequivocal intention of Guarantor that it shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Debt.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

     As material inducements to Lender to enter into the Loan Agreement and the Security Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

     3.1 Benefit. Guarantor is the owner of a direct or indirect interest in Borrower, or has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Debt. The loans to Natural Gas Services Group, Inc. and its Subsidiaries and any additional loans to them are for the direct benefit of each of Natural Gas Services Group, Inc. and its Subsidiaries, including Guarantor. Natural Gas Services Group, Inc. and its Subsidiaries are engaged as an integrated group in the manufacturing, leasing and sale of natural gas compressors and related equipment, systems and services for the oil and gas industry, and any benefits to Natural Gas Services Group, Inc. or any of its Subsidiaries are a benefit to all of them, both directly or indirectly, inasmuch as the successful operation and condition of Natural Gas Services Group, Inc. and its Subsidiaries is dependent upon the continued successful performance of the functions of the integrated group as a whole.

     3.2 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Notes or Guaranteed Debt; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

     3.3 No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty.

     3.4 Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed Guarantor’s obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay Guarantor’s obligations and liabilities.

     3.5 Legality. All action on Guarantor’s part requisite for the due execution, delivery and performance of this Guaranty and the other Security Documents to which Guarantor is a party has been duly and effectively taken. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

     3.6 Financial Statements. Each financial statement of Guarantor delivered heretofore, concurrently herewith or hereafter to Lender completely and accurately discloses the financial condition of Guarantor (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no material adverse change in Guarantor’s financial condition subsequent to the date of the most recent financial statement of Guarantor delivered to Lender, except as disclosed therein.

     3.7 Litigation. Guarantor is not involved in, nor is Guarantor aware of the threat of, any litigation, nor are there any outstanding or unpaid judgments against Guarantor and there is no litigation that could, collectively or individually, create a material adverse change if determined adversely against Guarantor.

     3.8 Taxes. All tax returns required to be filed by the Guarantor with all governmental authorities have been filed, and all taxes, assessments, fees and other governmental charges upon Guarantor or upon any of Guarantor’s property, income or franchises which are due and payable, have been paid (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings); and no tax lien has been filed and, to the knowledge of Guarantor, no claim is being asserted with respect to any such tax, fee or other charge.

     3.9 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

ARTICLE 4

SUBORDINATION OF CERTAIN INDEBTEDNESS

     4.1 Subordination of All Guarantor Claims. As used herein, the term “Guarantor’s Claims” shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise; or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor’s Claims shall include, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Debt. Upon the occurrence of an Event of Default (as defined in the Loan Agreement) or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor’s Claims.

     4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor’s Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor’s Claims, then upon payment to Lender in full of the Guaranteed Debt, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor’s Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to the proportion of the Guaranteed Debt which would have been unpaid if Lender had not received dividends or payments upon the Guarantor’s Claims.

     4.3 Payments Held in Trust. If, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

     4.4 Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor’s Claims shall be and shall remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon

Borrower’s assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor’s right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

ARTICLE 5

AFFIRMATIVE COVENANTS

     5.1 Information. Guarantor shall furnish such other and additional information regarding the business activities and financial condition of Guarantor as Lender shall request from time to time.

ARTICLE 6

MISCELLANEOUS

     6.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     6.2 Notices. Any notices or other communications required or permitted to be given by this Guaranty must be given in writing and either (i) mailed by prepaid certified or registered mail, return receipt requested, addressed to the party at the address herein provided, (ii) by delivery to a third party commercial delivery service with evidence of delivery to the office of the addressee, or (iii) by personal delivery to the addressee. The addresses of the parties hereto are as follows:

Guarantor

Screw Compression Systems, Inc.
5725 Bird Creek Avenue
Catoosa, Oklahoma 74015
Attention: Paul D. Hensley, President

Lender

Western National Bank
508 West Wall, Suite 1100
Midland, Texas 79701
Attention: Scott A. Lovett

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is delivered to the U.S. Post Office or third party delivery service as aforesaid or if delivered by other means, then upon actual receipt by the addressee. Any party may change its address for purposes of this Guaranty by giving notice of such change to the other party pursuant to this Section.

     6.3 Governing Law. THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN MIDLAND COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. Any action or proceeding against Guarantor under or in connection with this Guaranty shall be brought in any state or federal court in Midland County, Texas. Guarantor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Lender to serve process in any other matter permitted by law or shall limit the right of Lender to bring any action or proceeding against Guarantor or with respect to any of Guarantor’s property in courts in other jurisdictions. Any action or proceeding by Guarantor against Lender shall be brought only in a court located in Midland County, Texas.

     6.4 Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     6.5 Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

     6.6 Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

     6.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

     6.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

     6.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

     6.10 Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     6.11 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED DEBT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

     6.12 APPLICABLE LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN GUARANTOR AND LENDER, WHETHER IN LAW OR EQUITY, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT; AND VENUE IN ANY SUCH

DISPUTE, WHETHER IN FEDERAL OR STATE COURT, SHALL BE LAID IN MIDLAND COUNTY, TEXAS.

     DATED to be effective from and as of the day and year first above written.

SCREW COMPRESSION SYSTEMS, INC.
By:	/s/ Paul D. Hensley
Paul D. Hensley, President

WESTERN NATIONAL BANK
By:	/s/ Scott A. Lovett
Scott A. Lovett, Executive Vice President